                                                                   Exhibit 32.1

                     Certification of Chief Executive Officer
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

     (a) the  accompanying  Quarterly  Report on Form 10-Q for the quarter ended
March  31,  2005  of  the  Company  (the  "Report")   fully  complies  with  the
requirements  of Section 13(a) or 15(d) of the Securities  Exchange Act of 1934;
and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Dated: May 9, 2005

                                             /S/           CHARLES E. HURWITZ
                                                ________________________________
                                                           Charles E. Hurwitz
                                                        Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18, United States Code).